UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): May 9, 2007

MERRILL MERCHANT BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maine (State or other jurisdiction of incorporation)	000-24715 (Commission File Number)	01-0471507 (IRS Employer Identification No.)

201 Main Street
Bangor, Maine 04401
(Address of principal executive offices) (Zip Code)

(207) 942-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 9, 2007, Merrill Merchants Bancshares, Inc. (NASDAQ: MERB) and Chittenden Corporation (NYSE: CHZ) issued a joint press release announcing that at a special meeting of Merrill Merchants shareholders held on May 8, 2007, Merrill Merchants’ shareholders voted to approve and adopt the Agreement and Plan of Merger, dated as of January 18, 2007, between Chittenden and Merrill Merchants. The press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated May 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL MERCHANTS BANCSHARES, INC.

By:	/s/ Edwin N. Clift
Name: Edwin N. Clift Title: Chairman and Chief Executive Officer

Date: May 9, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 9, 2007